UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2021

TEGNA INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-6961	16-0442930
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8350 Broad Street, Suite 2000 Tysons, Virginia	22102-5151
(Address of Principal Executive Offices)	(Zip Code)

(703) 873-6600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TGNA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

In connection with a change to the record-keeper of the TEGNA Inc. (the “Company”) 401(k) Savings Plan (the “Plan”), more than 50% of the participants in the Plan will be temporarily unable to exercise certain rights otherwise available under the Plan with respect to the TEGNA stock fund (the “blackout”).

On July 22, 2021, the Company sent a notice (the “Blackout Notice”) to its directors and officers who are subject to Section 16 of the Securities Exchange Act of 1934, as amended, informing them that a blackout will be imposed as described below. The blackout is expected to begin after the market closes on August 26, 2021 and end during the week of September 19, 2021.

Section 306 of the Sarbanes-Oxley Act of 2002, as amended, and Regulation BTR, issued by the U.S. Securities and Exchange Commission, generally impose restrictions on trading by executive officers and directors in the event that 50% or more of the issuer’s 401(k) plan participants are so restricted.

During the blackout, subject to certain limited exceptions, directors and executive officers will be prohibited from directly or indirectly purchasing, selling, acquiring or transferring any TEGNA common stock or derivative security with respect to TEGNA common stock acquired in connection with their service or employment as a director or executive officer of TEGNA.

On July 22, 2021, the Plan administrator of the Plan delivered notice to the Company of the trading restrictions relating to the Plan pursuant to Section 101(i)(2)(E) of the Employee Retirement Income Security Act of 1974, as amended.

Attached hereto as Exhibit 99.1 and incorporated herein by reference is a copy of the Blackout Notice.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Form of Notice of Blackout Period to Directors and Executive Officers, dated as of July 22, 2021.

104	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEGNA INC.

By:	/s/ Akin S. Harrison
Akin S. Harrison
Senior Vice President and General Counsel

Date: July 22, 2021